FURNITURE AND EQUIPMENT	12 Months Ended
Sep. 30, 2013
FURNITURE AND EQUIPMENT
FURNITURE AND EQUIPMENT

NOTE 5: FURNITURE AND EQUIPMENT

Cost and accumulated depreciation of property and equipment at September 30, 2013 and 2012 is as follows:

	As of and For the Years Ended September 30,
	2013	2012

Furniture and equipment	$41,200	$41,200
Computer software	1,709,386	1,174,169
Work in process	—	505,014
	1,750,586	1,720,383

Less accumulated depreciation	(1,367,345)	(1,155,356)

Furniture and equipment - net	$383,241	$565,027

Furniture and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method. Estimated useful lives are 7 years for furniture and equipment, and 3 years for computer software. Major improvements are capitalized, while maintenance and repairs are charged to expense as incurred.  Depreciation expense was $0.2 million and $0.1 million for the years ended September 30, 2013 and 2012, respectively.